UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2013

TELIK, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-31265	93-0987903
(Commission File No.)	(IRS Employer Identification No.)

2100 Geng Road, Suite 102

Palo Alto, California 94303

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (650) 845-7700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 14, 2013, the Compensation Committee of the Board of Directors of Telik, Inc. (the “Company”) approved an increase to the annual base salary of the Company’s Vice President, Research, Steven R. Schow, Ph.D., to $240,000 effective June 1, 2013.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the Stockholders of the Company was held on May 14, 2013 (the “Annual Meeting”). Proxies for the Annual Meeting were solicited by the Company’s Board of Directors (the “Board”) pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Board’s solicitations. As of March 15, 2013, the record date for the Annual Meeting, 4,560,030 shares of Common Stock of the Company were outstanding and entitled to vote at the Annual Meeting, of which 3,056,309 shares of Common Stock of the Company were represented, in person or by proxy, constituting a quorum. The final votes on the proposals presented at the Annual Meeting were as follows:

Proposal 1:

Michael M. Wick, M.D., Ph.D. and Richard B. Newman, Esq. were elected as directors to hold office until the 2016 and 2015 Annual Meetings of Stockholders, respectively, by the following vote:

Nominee	For	Withheld	Broker Non-Votes
Michael M. Wick, M.D., Ph.D.	610,250	121,646	2,324,413
Richard B. Newman, Esq.	609,651	122,245	2,324,413

In addition to the directors elected above, Edward W. Cantrall, Ph.D. and Steven R. Goldring, M.D. continue to serve as directors after the Annual Meeting.

Proposal 2:

The selection by the Audit Committee of the Board of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 was ratified by the following vote:

For	Against	Abstain	Broker Non-Votes
3,036,987	9,605	9,717	0

Proposal 3:

The stockholders, on an advisory basis, adopted the resolution “RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, is hereby APPROVED” as follows:

For	Against	Abstain	Broker Non-Votes
590,682	134,493	6,721	2,324,413

Proposal 4:

The stockholders, on an advisory basis, adopted the resolution “RESOLVED, that the frequency of every three years is hereby APPROVED as the frequency preferred by stockholders for the solicitation of advisory stockholder approval of the compensation paid to the Company’s named executive officers, is hereby APPROVED.”

The tabulation of votes on this matter was as follows: shares voted for one year: 331,574; shares voted for two years: 44,029; shares voted for three years: 354,299; shares abstaining: 1,994; and broker non-votes: 2,324,413.

After consideration of the vote, on May 14, 2013, the Board determined that the Company would hold an advisory vote on the compensation of our named executive officers every three years until our Board determines otherwise to hold another advisory vote on frequency, which shall be no later than our 2019 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELIK, INC.

Dated: May 20, 2013

By:	/s/ William Kaplan
William Kaplan
Vice President, General Counsel and Corporate Secretary